Exhibit F.2.1

Form of Notice to Proceed

Vestas-American Wind Technology, Inc.

1881 SW Naito Parkway, Ste. 100

Portland, Oregon  97201

Attention: President

Facsimile: (503) 327-2001

Re:

Top of Iowa Phase III Project:  Notice to Proceed

This letter is a Notice to Proceed issued pursuant to Section 5.2 of the Wind Turbine Supply Agreement dated as of September 29, 2006 (the “(Agreement”), by and between Madison Gas and Electric Company, a Wisconsin corporation (“Buyer”), and Vestas-American Wind Technology, Inc., a California corporation (“Supplier”).  Capitalized terms used but not defined herein have the meanings set forth in the Agreement.

Pursuant to Section 5.2 of the Agreement, Buyer hereby:

(i) acknowledges receipt of the executed Supplier Parent Guaranty in accordance with Section 3.6.3 of the Agreement;

(ii) acknowledges receipt of the certificates of insurance from Supplier in accordance with Article 12 and Exhibit F.2.4 of the Agreement; and

(iii) directs Supplier to commence fulfillment of all of the Equipment Supply Obligations for the Project and, thereafter, to fulfill such Equipment Supply Obligations in accordance with the Agreement.

[Signature page follows]

BUYER:

SUPPLIER:

Madison Gas and Electric Company,

Vestas–American Wind Technology, Inc.,

a Wisconsin corporation

a California corporation

Date: ____________________________

Date: ____________________________

By: _____________________________

By: _____________________________

Name: ___________________________

Name: ___________________________

Title: ____________________________

Title: ______________________________

Exhibit F.2.2

Form of Buyer Parent Guaranty

THIS PARENT GUARANTY (this “Guaranty”), dated as of September 29, 2006, is made by MGE Energy, Inc., a Wisconsin Corporation (“Guarantor”), to and in favor of Vestas-American Wind Technology, Inc., a California corporation (“Supplier”).

WHEREAS, Supplier and Madison Gas and Electric, a Wisconsin corporation (“Buyer”), have entered into that certain Wind Turbine Supply Agreement, dated as of the date hereof (as the same may be amended, restated or replaced from time to time, the “Guaranteed Agreement”).

WHEREAS, pursuant to the terms and conditions of the Guaranteed Agreement, Buyer has retained Supplier to supply, deliver and commission the Wind Turbines and provide ongoing maintenance and service, as more particularly set forth in the Guaranteed Agreement.

WHEREAS, Supplier is entering into the Guaranteed Agreement partly in reliance on this Guaranty.

WHEREAS, Buyer is an Affiliate of Guarantor, and Guarantor will derive substantial direct and indirect economic and other benefits from the transactions contemplated in the Guaranteed Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1.
ADDITIONAL DEFINITIONS.

Capitalized terms used and not defined herein shall have the meanings set forth in the Guaranteed Agreement.  In addition, as used herein, the following terms shall have the meanings indicated:

“Government Approval” shall mean any authorization, consent, approval, license, ruling, permit, tariff, rate, certification, exemption, filing, variance, claim, order, judgment, decree, publication, notices to, declarations of or with or registration by or with any Governmental Authority.

“Government Rule” shall mean (a) any statute, law, regulation, ordinance, rule, judgment, order, decree, permit, concession, grant, franchise, license, agreement, or other governmental restriction, or any interpretation or administration of any of the foregoing by, any Governmental Authority which is binding on Guarantor, or (b) any directive, guideline, policy, requirement or any similar form of decision of or determination by any Governmental Authority which is binding on Guarantor, in each case, whether now or hereafter in effect.

“Governmental Authority” shall mean any governmental authority or legal or administrative body, domestic or foreign, federal, state or local.

“Guaranty Beneficiary” shall mean Supplier or any permitted assignee under the Guaranteed Agreement.

“Guaranteed Obligations” shall mean all of the obligations of Buyer under the Guaranteed Agreement.

“Persons” shall mean any individual, corporation, limited liability company, voluntary association, partnership, joint venture, trust, unincorporated organization or Governmental Authority (or any agency, instrumentality or political subdivision thereof).

“Property” shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

ARTICLE 2.
GUARANTY OF COMPLETION AND PAYMENT.

Section 2.1.

Guaranty.

(a)

Subject to the conditions precedent set forth in Section 2.01(c), Guarantor hereby irrevocably and absolutely guarantees, to and for the benefit of Guaranty Beneficiary, the payment and performance when due of the Guaranteed Obligations, all in accordance with the terms of the Guaranteed Agreement.

(b)

In the event that Guarantor itself assumes the Guaranteed Obligations and cures any continuing Buyer Events of Default that can, by their nature, be cured, Supplier hereby agrees that it shall perform its obligations under the Guaranteed Agreement in favor of Guarantor to the same extent and with the same effect as if Guarantor was named in the Guaranteed Agreement as Buyer and in accordance with the terms and conditions of the Guaranteed Agreement.

(c)

Notwithstanding anything to the contrary contained herein, the obligations of Guarantor to perform under Section 2.01(a) of this Guaranty are and shall be conditioned upon, and shall not come into effect, until all of the following have occurred: (i) Guaranty Beneficiary has made a demand on Buyer for payment or performance of the Guaranteed Obligations and (ii) Buyer has failed to pay or perform, following all applicable cure periods, the Guaranteed Obligations under the Guaranteed Agreement.

(d)

Guaranty Beneficiary shall provide written notice to Guarantor of any breach or dispute under the Guaranteed Agreement with respect to the Guaranteed Obligations that could result in a claim or demand under this Guaranty.

(e)

Guarantor shall not, under this Guaranty or any of its provisions, have any greater obligations or liability than Buyer under the Guaranteed Agreement, and the limitations and exclusions of obligations and liability included in the Guaranteed Agreement shall equally limit and exclude liability and obligations of Guarantor under this Guaranty.

(f)

Notwithstanding anything to the contrary contained herein, in the event of any claim under this Guaranty, Guarantor shall be entitled to assert any defense, set-off or counterclaim that Buyer could assert had such claim been made directly against Buyer under the Guaranteed Agreement.

Section 2.2.

Continuing Guaranty.

Subject to Section 2.01(c), Guarantor agrees that this Guaranty is a guaranty of payment and performance and not of collection and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of and unaffected by:

(a)

the genuineness, validity or enforceability of this Guaranty, the Guaranteed Agreement or any other agreement, document or instrument related to the transactions contemplated hereby or thereby (including, without limitation, any amendment extending the manner, place or terms of payment or performance, renewal, or alteration of the Guaranteed Obligations);

(b)

except as provided in Section 2.01(c), the absence of any action to enforce this Guaranty or the Guaranteed Agreement or the waiver or consent by Guaranty Beneficiary with respect to any of the provisions hereof or thereof;

(c)

any bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, liquidation or similar proceeding affecting Buyer or Guarantor;

(d)

any merger or consolidation of Buyer or Guarantor into or with any other Person, or any sale, lease or transfer of substantially all of the assets of  Buyer or Guarantor to any other Person;

(e)

any sale, transfer or other disposition by Guarantor of any direct or indirect interest it may have in Buyer;

(f)

the absence of any notice to, or knowledge by, Guarantor of the existence or occurrence of any of the matters or events set forth in the foregoing subdivisions (a) through (e); or

(g)

the permitted assignment of any right, title or interest of Guaranty Beneficiary.

Section a.1.

Nature of Guaranty.

Subject to Section 2.01(c), a separate action or separate actions may be brought and prosecuted against Guarantor or any other guarantor of the Guaranteed Obligations whether or not any action is brought or prosecuted against Buyer or any of such other guarantors or whether Buyer or any other such guarantor is joined in any such action. Guarantor waives the benefit of any statute of limitations affecting its liabilities hereunder or the enforcement thereof to the fullest extent permitted by law.

Section a.2.

Waivers.

(a)

Subject to the provisions of Section 2.01(c), Guarantor hereby unconditionally waives (i) notice of acceptance hereof, (ii) notice of any action taken or omitted to be taken by Guaranty Beneficiary in reliance hereon, (iii) any requirement that Guaranty Beneficiary be diligent or prompt in making demands or protests hereunder or asserting any other rights of Guaranty Beneficiary hereunder against Buyer, (iv) any requirement, and any right to require, that any right, remedy or power be exercised or any action be taken against any other guarantor or any collateral for the Guaranteed Obligations, (v) any bankruptcy, insolvency, reorganization, dissolution, sale of assets, arrangement, adjustment, composition, liquidation or similar event of either Buyer or Guarantor that might constitute a defense to any payment required under the applicable Guaranteed Agreement or hereunder and (vi) any event, occurrence or other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor.

(b)

Subject to the provisions of Section 2.01(c), Guarantor waives the right to require Guaranty Beneficiary to proceed against or exhaust any security held from Buyer or any other Person, or to pursue any other remedy in Guaranty Beneficiary's power whatsoever and Guarantor waives the right to have the Property of Buyer first applied to the discharge of the Guaranteed Obligations.  Subject to the provisions of Section 2.01(c), Guaranty Beneficiary may, at its election, exercise any right or remedy it may have against Buyer or any security now or hereafter held by Guaranty Beneficiary, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of Guarantor hereunder, except to the extent the Guaranteed Obligations have been paid, and Guarantor waives any defense based or arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of Guarantor against Buyer or any such security, whether resulting from such election by Guaranty Beneficiary or otherwise.

Section a.3.

Additional Waivers; No Subrogation.

Subject to the provisions of Section 2.01(c), until all of the Guaranteed Obligations have been satisfied: (i) Guarantor waives all rights it may have at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Guaranty Beneficiary) to seek contribution, indemnification, or any other form of reimbursement from Buyer, any other guarantor, or any other Person now or hereafter primarily or secondarily liable for any of the Guaranteed Obligations of Buyer to Guaranty Beneficiary, for any disbursement made by Guarantor under or in connection with this Guaranty or otherwise; and (ii) Guarantor waives any benefit of, and any right to participate in, any security, whether real or personal Property, now or hereafter held by Guaranty Beneficiary for the Guaranteed Obligations.  Except as otherwise specifically provided in this Guaranty, Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty.

ARTICLE 2.
AFFIRMATIVE COVENANTS OF GUARANTOR.

Guarantor covenants and agrees that, so long as the Guaranteed Obligations remain outstanding:

Section 2.1.

Maintain Existence.

Guarantor shall preserve and maintain its legal existence and all of its material licenses, rights, privileges and franchises required to perform its obligations under this Guaranty.

Section 2.2.

Comply with Laws.

Guarantor shall comply with the requirements of all applicable Government Rules in connection with this Guaranty and from time to time obtain, and comply with, all Government Approvals as shall now or hereafter be necessary under applicable Government Rules in connection with this Guaranty.

Section 2.3.

Further Assurances.

Guarantor agrees, upon the written request of Guaranty Beneficiary, to execute and deliver to Guaranty Beneficiary, from time to time, any additional instruments or documents necessary or advisable, in the reasonable and good faith opinion of Guaranty Beneficiary, to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.

Section 2.4.

Currency.

Guarantor agrees that payments hereunder on account of the Guaranteed Obligations shall be made in the currencies required under the Guaranteed Agreement (the “Agreed Currencies”) and if any payment is received in another currency (the “Other Currency”), such payment shall constitute a discharge of the liability of Guarantor hereunder only to the extent of the amount of the Agreed Currencies which Guaranty Beneficiary is able to purchase with the amount of the Other Currency received by it on the Business Day next following such receipt in accordance with normal procedures and after deducting any premium and costs of exchange in connection with such purchase.

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES.

Guarantor represents and warrants that:

(a)

it is a corporation duly organized and existing under the laws of Wisconsin and has the power and capacity to enter into this Guaranty and to perform its obligations hereunder;

(b)

this Guaranty has been duly authorized, executed and delivered by Guarantor and is a valid and binding obligation of Guarantor enforceable in accordance with its terms, except as limited by (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability affecting the rights and remedies of creditors and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(c)

no declaration, filing or registration with, or notice to, or license, permit, certificate, registration, authorization, consent or approval of or from, any Governmental Authority is necessary or required for the consummation by Guarantor of the transactions contemplated by this Guaranty (other than those that have been obtained and are in full force and effect); and

(d)

the entering into of this Guaranty and the performance by Guarantor of its obligations hereunder does not and will not contravene, breach or result in any default under the articles, by-laws, or other organizational documents of Guarantor or under any Governmental Rule.

ARTICLE 4.
MISCELLANEOUS

Section 4.1.

Notices.

Any notices, requests or other communications which shall be given to a party in connection with this Guaranty shall be in writing and personally delivered, or sent by telecopier followed by mail, postage prepaid, addressed to the party to whom they are directed at the following addresses, or at such other addresses as may be designated by notice from such party.

If to Guarantor:

MGE Energy, Inc.
133 South Blair Street

Madison, WI  53703

Attention:  Jeffrey C. Newman, Vice President and Treasurer
Telephone:  (608) 252-7149
Facsimile:  (608) 252-7098

If to Supplier:

Vestas-American Wind Technology, Inc.

1881 SW Naito Parkway, Suite 100

Portland, OR 97201

Attention: President

Telephone: (503) 327-2000

Facsimile:  (503) 327-2001

Notices delivered by hand, or sent by facsimile, shall be deemed given the day so delivered or sent, if delivered or sent during regular business hours, local time, provided that in the case of facsimiles, the sender receives telephonic or electronic confirmation that the facsimile was received by the recipient. Notices mailed as provided herein shall be deemed given on the third Business Day following the date so mailed or on the date of actual receipt, whichever is earlier.

Section 4.2.

Amendments, Etc.

No amendment or waiver of any provision of this Guaranty shall be effective unless the same shall be in writing and signed by the Guarantor and Guaranty Beneficiary and such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 4.3.

Expenses, Etc.

Guarantor shall pay to Guaranty Beneficiary the amount of any and all reasonable expenses, including the reasonable fees and expenses of its legal counsel, which Guaranty Beneficiary may incur in connection with the exercise or enforcement of any of the rights of Guaranty Beneficiary hereunder.

Section 4.4.

Severability.

The provisions of this Guaranty are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Guaranty in any jurisdiction.

Section 4.5.

Remedies Cumulative, Etc.

Each right, power and remedy of Guaranty Beneficiary provided in this Guaranty or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Guaranty or now or hereafter existing at law or in equity or by statute or otherwise. The exercise or partial exercise by Guaranty Beneficiary of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Guaranty Beneficiary of all such other rights, powers or remedies, and no failure or delay on the part of Guaranty Beneficiary to exercise any such right, power or remedy shall operate as a waiver thereof.

Section 4.6.

Reinstatement.

This Guaranty shall continue to be effective or be reinstated, as the case may be (i) if at any time any amount received by Guaranty Beneficiary in respect of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by Guaranty Beneficiary upon the insolvency, bankruptcy or reorganization of Buyer, Guarantor or Guaranty Beneficiary or upon the appointment of any intervenor or conservator of, or trustee or similar official for Buyer, Guarantor or Guaranty Beneficiary or any substantial part of its assets, or otherwise, all as though such payments had not been made, or (ii) if at any time any amount in respect of the Guaranteed Obligations is due but unpaid to Guaranty Beneficiary.

Section 4.7.

Binding Effect and Benefit.

This Guaranty shall bind Guarantor and shall inure to the benefit of Guaranty Beneficiary and its successors and assigns. Guarantor may not assign this Guaranty to any other Person.

Section 4.8.

Counterparts and Facsimile Signatures.

This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. The facsimile signatures of the parties shall be deemed to constitute original signatures, and facsimile copies hereof shall be deemed to constitute duplicate originals.

Section 4.9.

Consent to Jurisdiction.

(a)

THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER OR  PURSUANT TO THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD FOR ANY PRINCIPLES OF CONFLICTS OF LAW THAT WOULD DIRECT OR PERMIT THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

(b)

SUBJECT TO THE PROVISIONS OF SECTION 5.13 HEREOF, ANY ACTION OR PROCEEDING AGAINST GUARANTOR OR GUARANTY BENEFICIARY MAY BE BROUGHT AND ENFORCED IN, AND GUARANTOR AND GUARANTY BENEFICIARY HEREBY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK.

(c)

EACH OF GUARANTOR AND GUARANTY BENEFICIARY WAIVE ANY OBJECTION WHICH IT MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY OF SUCH COURTS AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(d)

EACH OF GUARANTOR AND GUARANTY BENEFICIARY IRREVOCABLY CONSENT TO SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY MANNER PERMITTED BY SUCH COURTS, INCLUDING REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO GUARANTOR OR GUARANTY BENEFICIARY, AS APPLICABLE, AT ITS ADDRESS SET FORTH IN THIS AGREEMENT (OR AS OTHERWISE NOTICED TO THE OTHER PARTY PURSUANT TO SECTION 5.01), IN EACH CASE SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING.

(e)

EACH OF GUARANTOR AND GUARANTY BENEFICIARY AGREE THAT FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(f)

NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF GUARANTOR OR GUARANTY BENEFICIARY (A) TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR (B) TO BRING ANY SUIT, ACTION OR PROCEEDING AGAINST THE OTHER PARTY OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTIONS.

(g)

GUARANTOR AND GUARANTY BENEFICIARY EACH WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY.

Section a.1.

Entire Agreement.

The terms and conditions set forth in this Guaranty constitute the complete and exclusive statement of the agreement between Guaranty Beneficiary and Guarantor relating to the subject matter of this Guaranty superseding all previous negotiations and understandings, and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties intend that this Guaranty constitutes the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial or arbitral proceeding, if any, involving this Guaranty.

Section a.2.

Headings and Titles.

The headings and titles used in this Guaranty shall not be deemed a part thereof or be taken into consideration in the interpretation or construction of this Guaranty.

Section a.3.

Limitation on Damages.

Notwithstanding anything to the contrary contained herein: (i) in no event shall Guarantor be liable for any special, indirect or consequential damages with respect to the Guaranteed Obligations, even if Guaranty Beneficiary or Guarantor has been advised of the possibility of such damages, and (ii) the liability of Guarantor for the Guaranteed Obligations shall not exceed an amount equal to the “Contract Price” as defined in the Wind Turbine Supply Agreement plus the aggregate of all “Fees” payable to Supplier under the Service Agreement.

Section a.4.

Dispute Resolution/Arbitration.

Any controversy, claim or dispute between the parties hereto arising out of or related to this Guaranty, or the alleged breach, termination or invalidity hereof (“Dispute”), will be submitted for arbitration before a single arbitrator in accordance with the provisions contained herein and in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) in effect at the time of the arbitration (“Rules”) (but such arbitration shall not be required to be conducted under the auspices of AAA); provided, however, that notwithstanding any provisions of such Rules, the parties shall have the right to take depositions (up to three (3) per party) and obtain documents from the other party regarding the subject matter of the arbitration.  Experts retained by a party for the Dispute shall prepare reports in accordance with Fed. R. Civ. P. 26, which reports shall be exchanged as directed by the arbitrator.  If the parties cannot agree upon an arbitrator within twenty (20) days of the service of the Arbitration Notice, then the arbitrator shall be selected pursuant to 9 U.S.C. sec. 5 or applicable state law.  Any party desiring arbitration shall serve on the other party its notice of intent to arbitrate (“Arbitration Notice”).  The Arbitration Notice shall be made within a reasonable time after the Dispute has arisen, and in no event shall it be made after the date when institution of legal or equitable proceedings based on such Dispute would be barred by the applicable statutes of limitations.  All arbitration shall take place in the City of Chicago, Illinois, unless otherwise agreed to by the parties.   Each party shall be required to exchange documents to be used in the arbitration proceeding not less than fifteen (15) days prior to the arbitration or as directed by the arbitrator.  The parties shall use all commercially reasonably efforts to conclude such arbitration as soon as practicable.  The arbitrator shall determine all questions of fact and law relating to any Dispute hereunder, including but not limited to whether or not any such Dispute is subject to the arbitration provisions contained herein.  The arbitration proceedings provided hereunder are hereby declared to be self-executing, and it shall not be necessary to petition a court to compel arbitration.  Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

[EXECUTION PAGE FOLLOWS]

IN WITNESS WHEREOF, Guarantor and Supplier have caused this Guaranty to be duly executed by their authorized representative as of the date first written above.

“GUARANTOR”

MGE ENERGY, INC., a

a Wisconsin corporation

By:________________________

Name:______________________

Title:_______________________

“SUPPLIER”

VESTAS-AMERICAN WIND TECHNOLOGY, INC.,

a California corporation

By:________________________

Name:______________________

Title:_______________________

Exhibit F.2.3

Form of Supplier Parent Guaranty

THIS PARENT GUARANTY (this “Guaranty”), dated as of September 29, 2006, is made by Vestas Wind Systems A/S, a company organized and existing under the laws of the Kingdom of Denmark (“Guarantor”), to and in favor of Madison Gas and Electric Company, a Wisconsin corporation (“Buyer”).

WHEREAS, Buyer and Vestas-American Wind Technology, Inc., a California corporation (“Supplier”), have entered into (i) that certain Wind Turbine Supply Agreement, dated as of the date hereof, (ii) that certain Warranty Agreement, dated as of the date hereof, and (iii) that certain Service and Maintenance Agreement, dated as of the date hereof (collectively, as may be amended, restated or replaced from time to time, the “Guaranteed Agreements”).

WHEREAS, pursuant to the terms and conditions of the Guaranteed Agreements, Buyer has retained Supplier to supply, deliver and commission the Wind Turbines and provide ongoing warranty, maintenance and service, as more particularly set forth in the Guaranteed Agreements.

WHEREAS, Buyer is entering into the Guaranteed Agreements partly in reliance on this Guaranty.

WHEREAS, Supplier is an Affiliate of Guarantor, and Guarantor will derive substantial direct and indirect economic and other benefits from the transactions contemplated in the Guaranteed Agreements.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE 1.
ADDITIONAL DEFINITIONS.

Capitalized terms used and not defined herein shall have the meanings set forth in the Guaranteed Agreements.  In addition, as used herein, the following terms shall have the meanings indicated:

“Government Approval” shall mean any authorization, consent, approval, license, ruling, permit, tariff, rate, certification, exemption, filing, variance, claim, order, judgment, decree, publication, notices to, declarations of or with or registration by or with any Governmental Authority.

“Government Rule” shall mean (a) any statute, law, regulation, ordinance, rule, judgment, order, decree, permit, concession, grant, franchise, license, agreement, or other governmental restriction, or any interpretation or administration of any of the foregoing by, any Governmental Authority which is binding on Guarantor, or (b) any directive, guideline, policy, requirement or any similar form of decision of or determination by any Governmental Authority which is binding on Guarantor, in each case, whether now or hereafter in effect.

“Governmental Authority” shall mean any governmental authority or legal or administrative body, domestic or foreign, federal, state or local.

“Guaranty Beneficiary” shall mean Buyer or any permitted assignee under the Guaranteed Agreements.

“Guaranteed Obligations” shall mean all of the obligations of Supplier under the Guaranteed Agreements.

“Persons” shall mean any individual, corporation, limited liability company, voluntary association, partnership, joint venture, trust, unincorporated organization or Governmental Authority (or any agency, instrumentality or political subdivision thereof).

“Property” shall mean any right or interest in or to property of any kind whatsoever, whether real, personal or mixed and whether tangible or intangible.

ARTICLE 2.
GUARANTY OF COMPLETION AND PAYMENT.

Section 2.1

Guaranty.

(a)

Subject to the conditions precedent set forth in Section 2.01(c), Guarantor hereby irrevocably and absolutely guarantees, to and for the benefit of Guaranty Beneficiary, the payment and performance when due of the Guaranteed Obligations, all in accordance with the terms of the Guaranteed Agreements.

(b)

In the event that Guarantor itself assumes the Guaranteed Obligations and cures any continuing Supplier Events of Default that can, by their nature, be cured, Buyer hereby agrees that it shall perform its obligations under the Guaranteed Agreements in favor of Guarantor to the same extent and with the same effect as if Guarantor was named in the Guaranteed Agreements as Supplier and in accordance with the terms and conditions of the Guaranteed Agreements.

(c)

Notwithstanding anything to the contrary contained herein, the obligations of Guarantor to perform under Section 2.01(a) of this Guaranty are and shall be conditioned upon, and shall not come into effect, until all of the following have occurred: (i) Guaranty Beneficiary has made a demand on Supplier for payment or performance of the Guaranteed Obligations and (ii) Supplier has failed to pay or perform, following all applicable cure periods, the Guaranteed Obligations under the Guaranteed Agreements.

(d)

Guaranty Beneficiary shall provide written notice to Guarantor of any breach or dispute under the Guaranteed Agreements with respect to the Guaranteed Obligations that could result in a claim or demand under this Guaranty.

(e)

Guarantor shall not, under this Guaranty or any of its provisions, have any greater obligations or liability than Supplier under the Guaranteed Agreements, and the limitations and exclusions of obligations and liability included in the Guaranteed Agreements shall equally limit and exclude liability and obligations of Guarantor under this Guaranty.

(f)

Notwithstanding anything to the contrary contained herein, in the event of any claim under this Guaranty, Guarantor shall be entitled to assert any defense, set-off or counterclaim that Supplier could assert had such claim been made directly against Supplier under the Guaranteed Agreements.

Section 2.2

Continuing Guaranty.

Subject to Section 2.01(c), Guarantor agrees that this Guaranty is a guaranty of payment and performance and not of collection and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of and unaffected by:

(a)

the genuineness, validity or enforceability of this Guaranty, the Guaranteed Agreements or any other agreement, document or instrument related to the transactions contemplated hereby or thereby (including, without limitation, any amendment extending the manner, place or terms of payment or performance, renewal, or alteration of the Guaranteed Obligations);

(b)

except as provided in Section 2.01(c), the absence of any action to enforce this Guaranty or the Guaranteed Agreements or the waiver or consent by Guaranty Beneficiary with respect to any of the provisions hereof or thereof;

(c)

any bankruptcy, insolvency, reorganization, arrangement, adjustment, composition, liquidation or similar proceeding affecting Supplier or Guarantor;

(d)

any merger or consolidation of Supplier or Guarantor into or with any other Person, or any sale, lease or transfer of substantially all of the assets of  Supplier or Guarantor to any other Person;

(e)

any sale, transfer or other disposition by Guarantor of any direct or indirect interest it may have in Supplier;

(f)

the absence of any notice to, or knowledge by, Guarantor of the existence or occurrence of any of the matters or events set forth in the foregoing subdivisions (a) through (e); or

(g)

the permitted assignment of any right, title or interest of Guaranty Beneficiary.

Section 1.1

Nature of Guaranty.

Subject to Section 2.01(c), a separate action or separate actions may be brought and prosecuted against Guarantor or any other guarantor of the Guaranteed Obligations whether or not any action is brought or prosecuted against Supplier or any of such other guarantors or whether Supplier or any other such guarantor is joined in any such action. Guarantor waives the benefit of any statute of limitations affecting its liabilities hereunder or the enforcement thereof to the fullest extent permitted by law.

Section 1.2

Waivers.

(a)

Subject to the provisions of Section 2.01(c), Guarantor hereby unconditionally waives (i) notice of acceptance hereof, (ii) notice of any action taken or omitted to be taken by Guaranty Beneficiary in reliance hereon, (iii) any requirement that Guaranty Beneficiary be diligent or prompt in making demands or protests hereunder or asserting any other rights of Guaranty Beneficiary hereunder against Supplier, (iv) any requirement, and any right to require, that any right, remedy or power be exercised or any action be taken against any other guarantor or any collateral for the Guaranteed Obligations, (v) any bankruptcy, insolvency, reorganization, dissolution, sale of assets, arrangement, adjustment, composition, liquidation or similar event of either Supplier or Guarantor that might constitute a defense to any payment required under the applicable Guaranteed Agreement or hereunder and (vi) any event, occurrence or other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor.

(b)

Subject to the provisions of Section 2.01(c), Guarantor waives the right to require Guaranty Beneficiary to proceed against or exhaust any security held from Supplier or any other Person, or to pursue any other remedy in Guaranty Beneficiary's power whatsoever and Guarantor waives the right to have the Property of Supplier first applied to the discharge of the Guaranteed Obligations.  Subject to the provisions of Section 2.01(c), Guaranty Beneficiary may, at its election, exercise any right or remedy it may have against Supplier or any security now or hereafter held by Guaranty Beneficiary, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale, without affecting or impairing in any way the liability of Guarantor hereunder, except to the extent the Guaranteed Obligations have been paid, and Guarantor waives any defense based or arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of Guarantor against Supplier or any such security, whether resulting from such election by Guaranty Beneficiary or otherwise.

Section 1.3

Additional Waivers; No Subrogation.

Subject to the provisions of Section 2.01(c), until all of the Guaranteed Obligations have been satisfied: (i) Guarantor waives all rights it may have at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Guaranty Beneficiary) to seek contribution, indemnification, or any other form of reimbursement from Supplier, any other guarantor, or any other Person now or hereafter primarily or secondarily liable for any of the Guaranteed Obligations of Supplier to Guaranty Beneficiary, for any disbursement made by Guarantor under or in connection with this Guaranty or otherwise; and (ii) Guarantor waives any benefit of, and any right to participate in, any security, whether real or personal Property, now or hereafter held by Guaranty Beneficiary for the Guaranteed Obligations.  Except as otherwise specifically provided in this Guaranty, Guarantor waives all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Guaranty.

ARTICLE 2.
AFFIRMATIVE COVENANTS OF GUARANTOR.

Guarantor covenants and agrees that, so long as the Guaranteed Obligations remain outstanding:

Section 2.1

Maintain Existence.

Guarantor shall preserve and maintain its legal existence and all of its material licenses, rights, privileges and franchises required to perform its obligations under this Guaranty.

Section 2.2

Comply with Laws.

Guarantor shall comply with the requirements of all applicable Government Rules in connection with this Guaranty and from time to time obtain, and comply with, all Government Approvals as shall now or hereafter be necessary under applicable Government Rules in connection with this Guaranty.

Section 2.3

Further Assurances.

Guarantor agrees, upon the written request of Guaranty Beneficiary, to execute and deliver to Guaranty Beneficiary, from time to time, any additional instruments or documents necessary or advisable, in the reasonable and good faith opinion of Guaranty Beneficiary, to cause this Guaranty to be, become or remain valid and effective in accordance with its terms.

Section 2.4

Currency.

Guarantor agrees that payments hereunder on account of the Guaranteed Obligations shall be made in the currencies required under the Guaranteed Agreements (the “Agreed Currencies”) and if any payment is received in another currency (the “Other Currency”), such payment shall constitute a discharge of the liability of Guarantor hereunder only to the extent of the amount of the Agreed Currencies which Guaranty Beneficiary is able to purchase with the amount of the Other Currency received by it on the Business Day next following such receipt in accordance with normal procedures and after deducting any premium and costs of exchange in connection with such purchase.

ARTICLE 3.
REPRESENTATIONS AND WARRANTIES.

Guarantor represents and warrants that:

(a)

it is a company duly organized and existing under the laws of the Kingdom of Denmark and has the power and capacity to enter into this Guaranty and to perform its obligations hereunder;

(b)

this Guaranty has been duly authorized, executed and delivered by Guarantor and is a valid and binding obligation of Guarantor enforceable in accordance with its terms, except as limited by (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws of general applicability affecting the rights and remedies of creditors and (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law);

(c)

no declaration, filing or registration with, or notice to, or license, permit, certificate, registration, authorization, consent or approval of or from, any Governmental Authority is necessary or required for the consummation by Guarantor of the transactions contemplated by this Guaranty (other than those that have been obtained and are in full force and effect); and

(d)

the entering into of this Guaranty and the performance by Guarantor of its obligations hereunder does not and will not contravene, breach or result in any default under the articles, by-laws, or other organizational documents of Guarantor or under any Governmental Rule.

ARTICLE 4.
MISCELLANEOUS.

Section 4.1

Notices.

Any notices, requests or other communications which shall be given to a party in connection with this Guaranty shall be in writing and personally delivered, or sent by telecopier followed by mail, postage prepaid, addressed to the party to whom they are directed at the following addresses, or at such other addresses as may be designated by notice from such party.

If to Guarantor:

VESTAS WIND SYSTEMS A/S Alsvej 21

DK-8900 Randers

Denmark

Attn:  Manager, Legal Department

Telephone:  (011) 45 97 30 00 00

Facsimile:   (011) 45 97 30 00 01

If to Buyer:

Madison Gas and Electric Company

133 South Blair Street

Madison, WI  53703

Attention:  Gregory A. Bollom, Assistant Vice President – Energy Planning

Telephone: (608) 252-4748

Facsimile: (608) 252-7098

Notices delivered by hand, or sent by facsimile, shall be deemed given the day so delivered or sent, if delivered or sent during regular business hours, local time, provided that in the case of facsimiles, the sender receives telephonic or electronic confirmation that the facsimile was received by the recipient. Notices mailed as provided herein shall be deemed given on the third Business Day following the date so mailed or on the date of actual receipt, whichever is earlier.

Section 4.2

Amendments, Etc.

No amendment or waiver of any provision of this Guaranty shall be effective unless the same shall be in writing and signed by the Guarantor and Guaranty Beneficiary and such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

Section 4.3

Expenses, Etc.

Guarantor shall pay to Guaranty Beneficiary the amount of any and all reasonable expenses, including the reasonable fees and expenses of its legal counsel, which Guaranty Beneficiary may incur in connection with the exercise or enforcement of any of the rights of Guaranty Beneficiary hereunder.

Section 4.4

Severability.

The provisions of this Guaranty are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Guaranty in any jurisdiction.

Section 4.5

Remedies Cumulative, Etc.

Each right, power and remedy of Guaranty Beneficiary provided in this Guaranty or now or hereafter existing at law or in equity or by statute or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power or remedy provided for in this Guaranty or now or hereafter existing at law or in equity or by statute or otherwise. The exercise or partial exercise by Guaranty Beneficiary of any one or more of such rights, powers or remedies shall not preclude the simultaneous or later exercise by Guaranty Beneficiary of all such other rights, powers or remedies, and no failure or delay on the part of Guaranty Beneficiary to exercise any such right, power or remedy shall operate as a waiver thereof.

Section 4.6

Reinstatement.

This Guaranty shall continue to be effective or be reinstated, as the case may be (i) if at any time any amount received by Guaranty Beneficiary in respect of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by Guaranty Beneficiary upon the insolvency, bankruptcy or reorganization of Supplier, Guarantor or Guaranty Beneficiary or upon the appointment of any intervenor or conservator of, or trustee or similar official for Supplier, Guarantor or Guaranty Beneficiary or any substantial part of its assets, or otherwise, all as though such payments had not been made, or (ii) if at any time any amount in respect of the Guaranteed Obligations is due but unpaid to Guaranty Beneficiary.

Section 4.7

Binding Effect and Benefit.

This Guaranty shall bind Guarantor and shall inure to the benefit of Guaranty Beneficiary and its successors and assigns. Guarantor may not assign this Guaranty to any other Person.

Section 4.8

Counterparts and Facsimile Signatures.

This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which together shall constitute one and the same instrument. The facsimile signatures of the parties shall be deemed to constitute original signatures, and facsimile copies hereof shall be deemed to constitute duplicate originals.

Section 4.9

Consent to Jurisdiction.

(a)

THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER OR  PURSUANT TO THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD FOR ANY PRINCIPLES OF CONFLICTS OF LAW THAT WOULD DIRECT OR PERMIT THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

(b)

SUBJECT TO THE PROVISIONS OF SECTION 5.13 HEREOF, ANY ACTION OR PROCEEDING AGAINST GUARANTOR OR GUARANTY BENEFICIARY MAY BE BROUGHT AND ENFORCED IN, AND GUARANTOR AND GUARANTY BENEFICIARY HEREBY SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK.

(c)

EACH OF GUARANTOR AND GUARANTY BENEFICIARY WAIVE ANY OBJECTION WHICH IT MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY OF SUCH COURTS AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

(d)

EACH OF GUARANTOR AND GUARANTY BENEFICIARY IRREVOCABLY CONSENT TO SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY MANNER PERMITTED BY SUCH COURTS, INCLUDING REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO GUARANTOR OR GUARANTY BENEFICIARY, AS APPLICABLE, AT ITS ADDRESS SET FORTH IN THIS AGREEMENT (OR AS OTHERWISE NOTICED TO THE OTHER PARTY PURSUANT TO SECTION 5.01), IN EACH CASE SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING.

(e)

EACH OF GUARANTOR AND GUARANTY BENEFICIARY AGREE THAT FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN ANY OTHER JURISDICTION BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(f)

NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF GUARANTOR OR GUARANTY BENEFICIARY (A) TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR (B) TO BRING ANY SUIT, ACTION OR PROCEEDING AGAINST THE OTHER PARTY OR THEIR RESPECTIVE PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTIONS.

(g)

GUARANTOR AND GUARANTY BENEFICIARY EACH WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY.

Section 4.10

Entire Agreement.

The terms and conditions set forth in this Guaranty constitute the complete and exclusive statement of the agreement between Guaranty Beneficiary and Guarantor relating to the subject matter of this Guaranty superseding all previous negotiations and understandings, and may not be contradicted by evidence of any prior or contemporaneous agreement. The parties intend that this Guaranty constitutes the complete and exclusive statement of its terms and that no extrinsic evidence whatsoever may be introduced in any judicial or arbitral proceeding, if any, involving this Guaranty.

Section 4.11

Headings and Titles.

The headings and titles used in this Guaranty shall not be deemed a part thereof or be taken into consideration in the interpretation or construction of this Guaranty.

Section 4.12

Limitation on Damages.

Notwithstanding anything to the contrary contained herein,: (i) in no event shall Guarantor be liable for any special, indirect or consequential damages with respect to the Guaranteed Obligations, even if Guaranty Beneficiary or Guarantor has been advised of the possibility of such damages, and (ii) the liability of Guarantor for the Guaranteed Obligations shall not exceed the limitations thereon set forth in the Guaranteed Agreements.

Section 4.13

Dispute Resolution/Arbitration.

Any controversy, claim or dispute between the parties hereto arising out of or related to this Guaranty, or the alleged breach, termination or invalidity hereof (“Dispute”), will be submitted for arbitration before a single arbitrator in accordance with the provisions contained herein and in accordance with the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) in effect at the time of the arbitration (“Rules”) (but such arbitration shall not be required to be conducted under the auspices of AAA); provided, however, that notwithstanding any provisions of such Rules, the parties shall have the right to take depositions (up to three (3) per party) and obtain documents from the other party regarding the subject matter of the arbitration.  Experts retained by a party for the Dispute shall prepare reports in accordance with Fed. R. Civ. P. 26, which reports shall be exchanged as directed by the arbitrator.  If the parties cannot agree upon an arbitrator within twenty (20) days of the service of the Arbitration Notice, then the arbitrator shall be selected pursuant to 9 U.S.C. sec. 5 or applicable state law.  Any party desiring arbitration shall serve on the other party its notice of intent to arbitrate (“Arbitration Notice”).  The Arbitration Notice shall be made within a reasonable time after the Dispute has arisen, and in no event shall it be made after the date when institution of legal or equitable proceedings based on such Dispute would be barred by the applicable statutes of limitations.  All arbitration shall take place in the City of Chicago, Illinois, unless otherwise agreed to by the parties.   Each party shall be required to exchange documents to be used in the arbitration proceeding not less than fifteen (15) days prior to the arbitration or as directed by the arbitrator.  The parties shall use all commercially reasonably efforts to conclude such arbitration as soon as practicable.  The arbitrator shall determine all questions of fact and law relating to any Dispute hereunder, including but not limited to whether or not any such Dispute is subject to the arbitration provisions contained herein.  The arbitration proceedings provided hereunder are hereby declared to be self-executing, and it shall not be necessary to petition a court to compel arbitration.  Judgment upon the award rendered by the arbitrator may be entered in any court having jurisdiction.

.

[EXECUTION PAGE FOLLOWS]

IN WITNESS WHEREOF, Guarantor and Buyer have caused this Guaranty to be duly executed by their authorized representative as of the date first written above.

"GUARANTOR"

VESTAS WIND SYSTEMS A/S,
a company organized under the laws of the Kingdom of Denmark

By

Name:

Title:

By

Name:

Title:

"BUYER"

Madison Gas and Electric Company,
a Wisconsin corporation

By

Name:

Title:

See version 4.